================================================================================
                                                                    Exhibit 99.1
[GRAPHIC OMITTED]
     OCWEN
                                                  Ocwen Financial Corporation(R)
================================================================================

FOR IMMEDIATE RELEASE        FOR FURTHER INFORMATION CONTACT:
                             Robert J. Leist, Jr.
                             Senior Vice President & Principal Financial Officer
                             T: (561) 682-7958
                             E: robert.leist@ocwen.com
                                ----------------------


                      OCWEN FINANCIAL CORPORATION ANNOUNCES
                          FIRST QUARTER 2006 NET INCOME

West Palm Beach, FL - (April 27, 2006) Ocwen Financial Corporation (NYSE:OCN) today reported net income of $16.5 million or $0.26 per share for the first quarter of 2006. This compares to $2.4 million or $0.04 per share for the first quarter of 2005.

Chairman and CEO William C. Erbey stated "Our first quarter results were driven primarily by the strong performance of our Residential Servicing segment. As compared to the first quarter of last year Residential Servicing reported higher fees and float earnings as well as lower expenses reflecting reduced loan pay-offs along with process improvements and automation intended to reduce costs and enhance the customer experience. The first quarter also benefited from an improved performance in our Residential Origination Services segment, which included approximately $4.4 million of transaction gains associated with our loan sale and securitization activities.

Our balance sheet declined by $297 million, primarily due to the securitization of approximately $470 million of loans during the first quarter, partially offset by the purchase of $260 million of loans which were securitized in April, 2006. Our capital and liquidity position remains strong, with cash and investment grade securities of $217 million, a decline in liabilities of $316 million and equity of $366 million at quarter-end."


Residential Servicing
For the three months ended March 31,                 2006              2005
---------------------------------------------    ------------      ------------
Revenue......................................    $     79,941      $     68,446
Operating expenses...........................          55,630            61,396
Other income (expense).......................          (6,443)           (4,103)
                                                 ------------      ------------
Pre-tax income (loss)........................    $     17,868      $      2,947
                                                 ============      ============

     o As of March 31, 2006, we were the servicer of approximately 378 thousand loans with an unpaid principal balance (UPB) of $42.9 billion as compared to approximately 369 thousand loans and $42.8 billion of UPB at December 31, 2005.
     o Revenue in the first quarter of 2006 reflects increased servicing fees from a larger servicing portfolio, as well as higher float income.
     o The decline in operating expenses reflects a reduction in interest paid to investors related to loan pay-offs as well as a reduction in operating expenses reflecting process improvements and automation undertaken in 2005.


Commercial Servicing
For the three months ended March 31                  2006              2005
---------------------------------------------    ------------      ------------
Revenue......................................    $      3,115      $      4,441
Operating expenses...........................           2,849             4,373
Other income (expense).......................              (1)              (46)
                                                 ------------      ------------
Pre-tax income (loss)........................    $        265      $         22
                                                 ============      ============

     o Revenue and expense declines primarily reflect the sale of GSS Japan and reduced expenses in GSS Taiwan

Ocwen Financial Corporation
First Quarter 2006 Results
April 27, 2006


Ocwen Recovery Group
For the three months ended March 31                  2006             2005
---------------------------------------------    ------------      ------------
Revenue......................................    $      2,201      $      3,812
Operating expenses...........................           2,633             3,398
Other income (expense).......................              82                89
                                                 ------------      ------------
Pre-tax income (loss)........................    $       (350)     $        503
                                                 ============      ============

     o The decline in revenue in 2006 primarily reflects a shift in revenue from proprietary assets to lower yielding third-party contracts.
     o Operating expenses declined in 2006 as a result of process improvements, technology enhancements and a greater concentration of India resources. These initiatives are ongoing and have yet to reach completion.


Residential Origination Services
For the three months ended March 31                  2006              2005
---------------------------------------------    ------------      ------------
Revenue......................................    $     14,574      $     12,267
Operating expenses...........................          21,437            11,081
Other income (expense).......................          11,886             1,648
                                                 ------------      ------------
Pre-tax income (loss)........................    $      5,023      $      2,834
                                                 ============      ============

     o First quarter 2006 results include approximately $4.4 million of transaction gains primarily related to our securitization and loan sale activities.
     o Pre-tax income in 2006 from our securities portfolio, refinance and Ocwen Realty Advisors businesses was offset by losses from both our newer due diligence operations, where we continue to build capacity and from an entity we began to consolidate as of year-end 2005.


Business Process Outsourcing
For the three months ended March 31                  2006              2005
---------------------------------------------    ------------      ------------
Revenue......................................    $      2,723      $      2,586
Operating expenses...........................           2,725             2,455
Other income (expense).......................             (10)              (33)
                                                 ------------      ------------
Pre-tax income (loss)........................    $        (12)     $         98
                                                 ============      ============

     o Pre-tax income declined in the first quarter of 2006 primarily as a result of increased compensation costs as the business prepares for new sales initiatives.


Corporate Items and Other
For the three months ended March 31                  2006              2005
---------------------------------------------    ------------      ------------
Revenue......................................    $       (105)     $        (64)
Operating expenses...........................           2,717             1,986
Other income (expense).......................           1,486            (1,417)
                                                 ------------       -----------
Pre-tax income (loss)........................    $     (1,336)      $    (3,467)
                                                 ============       ===========

     o Results for 2006 include a gain of approximately $0.9 million representing interest income arising from a cash distribution on a commercial residual security now approaching the end of its economic life.
     o In first quarter of 2005 we retained greater interest expense in Corporate, reflecting the high cash balances we were holding in preparation for debanking.

Ocwen Financial Corporation
First Quarter 2006 Results
April 27, 2006


Ocwen Financial Corporation is a leading provider of servicing and origination processing solutions to the loan industry with headquarters in West Palm Beach, Florida, offices in Orlando, Florida and Downers Grove, Illinois and global operations in Canada, Germany, India and Taiwan. We make our clients' loans worth more by leveraging our superior processes, innovative technology and high-quality, cost-effective global human resources. Additional information is available at www.ocwen.com.
             -------------


This news release contains forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, but not limited to, the outlook on rate increases and prepayment speeds, the securitization market and our plans to securitize loans. Forward-looking statements are not guarantees of future performance, and involve a number of assumptions, risks and uncertainties that could cause actual results to differ materially.

Important factors that could cause actual results to differ materially from those suggested by the forward-looking statements include, but are not limited to, the following: general economic and market conditions, prevailing interest or currency exchange rates, governmental regulations and policies, international political and economic uncertainty, availability of adequate and timely sources of liquidity, federal income tax rates, real estate market conditions and trends and the outcome of ongoing litigation as well as other risks detailed in OCN's reports and filings with the Securities and Exchange Commission, including its periodic report on Form 10-K for the year ended December 31, 2005. The forward-looking statements speak only as of the date they are made and should not be relied upon. OCN undertakes no obligation to update or revise the forward-looking statements.

Ocwen Financial Corporation
First Quarter 2006 Results
April 27, 2006


                  OCWEN FINANCIAL CORPORATION AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                    (Dollars in thousands, except share data)


For the three months ended March 31,                  2006            2005
-----------------------------------------------   ------------    ------------
Revenue
    Servicing and subservicing fees ...........   $     80,084    $     72,380
    Process management fees ...................         19,312          16,952
    Other revenues ............................          3,053           2,156
                                                  ------------    ------------
        Total revenue .........................        102,449          91,488
                                                  ------------    ------------

Operating expenses
    Compensation and benefits .................         25,701          24,371
    Amortization of servicing rights ..........         26,288          25,115
    Servicing and origination .................         13,197          14,033
    Technology and communications .............          6,639           7,399
    Professional services .....................          7,779           5,018
    Occupancy and equipment ...................          4,976           4,242
    Other operating expenses ..................          3,411           4,511
                                                  ------------    ------------
        Total operating expenses ..............         87,991          84,689
                                                  ------------    ------------

Other income (expense)
    Interest income ...........................         18,113           6,332
    Interest expense ..........................        (17,254)         (8,440)
    Loss on trading securities ................           (374)         (1,398)
    Gain on loan sales ........................          3,105              --
    Other, net ................................          3,410            (356)
                                                  ------------    ------------
        Other income (expense), net ...........          7,000          (3,862)
                                                  ------------    ------------

Income before income taxes ....................         21,458           2,937
Income tax expense ............................          4,925             550
                                                  ------------    ------------
    Net income ................................   $     16,533    $      2,387
                                                  ============    ============

Earnings per share
   Basic ......................................   $       0.26    $       0.04

Weighted average common shares outstanding
  Basic .......................................     63,247,835      62,743,287

Ocwen Financial Corporation
First Quarter 2006 Results
April 27, 2006


                  OCWEN FINANCIAL CORPORATION AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                    (Dollars in thousands, except share data)

                                                                               March 31,     December 31,
                                                                                 2006            2005
                                                                             ------------    ------------
Assets
    Cash .................................................................   $    183,813    $    269,611
    Trading securities, at fair value
        Investment grade .................................................         33,215           1,685
        Subordinates and residuals .......................................         45,992          30,277
    Loans held for resale ................................................        364,924         624,671
    Advances .............................................................        238,920         219,716
    Match funded advances ................................................        357,828         377,105
    Mortgage servicing rights ............................................        146,993         148,663
    Receivables ..........................................................         62,025          68,266
    Premises and equipment, net ..........................................         39,947          40,108
    Other assets .........................................................         80,903          74,031
                                                                             ------------    ------------
        Total assets .....................................................   $  1,554,560    $  1,854,133
                                                                             ============    ============

Liabilities and Stockholders' Equity
    Liabilities
        Match funded liabilities .........................................   $    322,757    $    339,292
        Servicer liabilities .............................................        218,088         298,892
        Lines of credit and other secured borrowings .....................        406,381         626,448
        Debt securities ..................................................        150,329         154,329
        Other liabilities ................................................         88,922          85,912
                                                                             ------------    ------------
           Total liabilities .............................................      1,186,477       1,504,873
                                                                             ------------    ------------

    Minority interest in subsidiary ......................................          1,943           1,853


    Stockholders' Equity
        Common stock, $.01 par value; 200,000,000 shares authorized;
           63,358,780 and 63,133,471 shares issued and outstanding at
           March 31, 2006 and December 31, 2005, respectively ............            634             631
        Additional paid-in capital .......................................        186,095         184,262
        Retained earnings ................................................        179,731         163,198
        Accumulated other comprehensive income (loss), net of taxes ......           (320)           (684)
                                                                             ------------    ------------
        Total stockholders' equity .......................................        366,140         347,407
                                                                             ------------    ------------
           Total liabilities and stockholders' equity ....................   $  1,554,560    $  1,854,133
                                                                             ============    ============